SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           Form 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)
                         May 15, 1998

          ContiMortgage Home Equity Loan Trust 1998-1
    (Exact name of registrant as specified in its charter)


                                                               16-1547407
                                                               16-1547408
        New York                       33-339505               16-1547409
  (State or Other Jurisdiction        (Commission)        (I.R.S. Employer
   of Incorporation)                   File Number)       Identification No.)


   c/o Manufacturers & Traders Trust
   One M&T Plaza
   Buffalo, New York
   Attn: Corporate Trust Department                               14203-2599
   (Address of Principal)                                         (Zip Code)


   Registrant's telephone number, including area code (716) 842-5589


                                       No Change
                   (Former name or former address, if changed since last report)



   Note: Please see page 5 for Exhibit Index                              Page 1


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Item 5.  Other Events.

On May 15, 1998 a scheduled distribution was made from the Trust to holders of the Class A, B, C and R Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of April, 1998 dated May 15, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference. In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of April, 1998 was $636,050.31.

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         Item 7.   Financial Statements, Pro Forma Financial Information and
                   Exhibits.

         (a)       Not applicable

         (b)       Not applicable

         (c)       Exhibits:

         19. Trustee's Monthly Servicing Report for the month of April, 1998.

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                                                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   By:     CONTISECURITIES ASSET FUNDING CORP.,
                           As Depositor



                         By:    /s/ Robert Riedl
                         Name:  Robert Riedl
                         Title: Vice President,Secretary and Treasurer




Dated: June 1, 1998

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                                                             EXHIBIT INDEX



         Exhibit No.       Description

         19.    Trustee's Monthly Servicing Report for the Month of April, 1998.